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                                                                EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94118) of Crown Pacific Partners, L.P. of our report dated January 24,1997 appearing on page 35 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP

Portland, Oregon
March 28, 1997